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Exhibit 99.1

         Certification under Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company's chief executive officer and chief financial officer each certify as follows:

         (a) This Report on Form 10-Q fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         (b) The information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ Lawrence N. Smith
                             ---------------------
                             Chief Executive Officer
                             Date: August 12, 2002


                             /s/ Eleanor J. Whitehurst
                             -------------------------
                             Senior Vice President & Chief Financial Officer
                             Date: August 12, 2002

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